                                                                      Exhibit 24

                                POWER OF ATTORNEY

                  Each of the undersigned hereby constitutes and appoints Hugo Schaub and Robert Mills, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the registration statements on Form S-8 relating to the registration of securities in connection with the employee benefit plans set forth on Annex A hereto, to sign any and all amendments (including post-effective amendments) to the registration statements, to sign any abbreviated registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         NAME                                        TITLE                               DATE
         ----                                        -----                               ----
/s/ Peter Wuffli                           President of Group Executive             11 February 2003
----------------------------                         Board
         Peter Wuffli                      (principal executive officer)

/s/ Hugo Schaub                               Group Controller (principal           11 February 2003
----------------------------               accounting officer and principal
         Hugo Schaub                             financial officer)

/s/ Marcel Ospel                                   Chairman and                     11 February 2003
----------------------------               Member of Board of Directors
         Marcel Ospel

/s/ Alberto Togni                               Vice Chairman and                   11 February 2003
----------------------------               Member of Board of Directors
         Alberto Togni

/s/ Johannes A. de Gier                         Vice Chairman and                   11 February 2003
----------------------------               Member of Board of Directors
         Johannes A. de Gier

/s/ Peter Bockli                                Vice Chairman and                   11 February 2003
----------------------------               Member of Board of Directors
         Peter Bockli

         NAME                                        TITLE                               DATE
         ----                                        -----                               ----
-----------------------------              Member of Board of Directors             11 February 2003
         Ernesto Bertarelli

/s/ Peter Davis
-----------------------------              Member of Board of Directors             11 February 2003
         Sir Peter Davis

/s/ Rolf A. Meyer
-----------------------------              Member of Board of Directors             11 February 2003
         Rolf A. Meyer

/s/ Hans Peter Ming
-----------------------------              Member of Board of Directors             11 February 2003
         Hans Peter Ming

/s/ Lawrence A. Weinbach
-----------------------------              Member of Board of Directors             11 February 2003
         Lawrence A. Weinbach

                                     ANNEX A

UBS AG / Paine Webber Group Inc. Replacement Stock Plan
Paine Webber Group Inc. Equity Plus Program
PaineWebber 401(k) Plus Plan
PaineWebber Puerto Rico Savings Plus Plan
2000 Key Executive Equity Program
UBS AG Omnibus Stock Plan (and all subplans thereunder)
Any other employee benefit plan adopted by UBS AG or PaineWebber Inc. prior to the date of this Power of Attorney.